EXECUTION COPY

FIRST AMENDMENT
TO
RECEIVABLES PURCHASE AGREEMENT
THIS FIRST AMENDMENT, dated as of July 20, 2016 (this “Amendment”), to the Receivables Purchase Agreement, dated as of December 18, 2013 (as amended, restated, or otherwise modified from time to time the “Agreement”), by and among MPC TRADE RECEIVABLES COMPANY LLC, a Delaware limited liability company (the “Seller”), MARATHON PETROLEUM COMPANY LP, a Delaware limited partnership , as initial Servicer (in such capacity, the “Servicer” and together with Seller, the “Seller Parties” and each a “Seller Party”), each of the Purchasers named on the signature pages hereto (each, a “Purchaser”), each of the Managing Agents named on the signature pages hereto (each, a “Managing Agent”), each of the L/C Issuers named on the signature pages hereto (each, an “L/C Issuer”), THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as the administrative agent (in such capacity, the “Administrative Agent”) for the Purchasers, the Managing Agents, and the L/C Issuers, and as sole lead arranger.
RECITALS:
WHEREAS, the parties to the Agreement desire to amend the Agreement (a) to reflect (i) the Assignment Agreement, dated the date hereof (the “Mizuho Assignment”), among CHARTA, LLC, as assignor, Citibank, N.A., as assignor’s Managing Agent, and Mizuho Bank, Ltd., as assignee, (ii) the reduction of the Purchase Limit and the L/C Sublimit, and (b) as otherwise provided below;
NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants hereinafter set forth and intending to be legally bound hereby, agree as follows:
SECTION 1.    Amendments to Article I.
(a)    Section 1.1 of the Agreement is hereby amended by inserting the following new subsection 1.1(c) in the appropriate alphanumeric order:
“(c)    The Seller may, upon at least thirty (30) days’ (or such shorter period as the Administrative Agent and the Managing Agents may agree) prior written notice to the Administrative Agent (and the Administrative Agent shall promptly forward such written notice to each Managing Agent), cause an increase in the Purchase Limit, upon satisfaction of the following conditions: (i) the Seller shall offer each Purchase Group the right to increase its Group Purchase Limit by its ratable share of the increase in the Purchase Limit; (ii) if any Purchase Group elects not to increase its Group Purchase Limit pursuant to clause (i) above, the Seller shall offer such Purchase Group’s portion to the other Purchase Groups, or another Purchaser in a new Purchase Group; (iii) each new Ownership Group, if any, shall execute a joinder agreement in a form reasonably acceptable to the

Seller and the Administrative Agent; (iv) no Amortization Event or Potential Amortization Event shall have occurred and be continuing; and (v) the Purchase Limit shall not exceed $1,000,000,000 immediately after giving effect to any such increase. Schedule A to this Agreement shall be deemed to be amended in connection with any such increase to add each new Purchase Group (if any), to reflect the Group Purchase Limit of each Purchaser Group with a new or increasing Group Purchase Limit. The Seller shall repay or cause to be repaid through the applicable joinder agreement any Capital outstanding on the effective date of any such increase (and pay any outstanding fees due hereunder or under any Fee Letter) to the extent necessary to keep the outstanding Capital of the Purchasers in each Purchase Group equal to such Purchase Group’s ratable share (after giving effect to the increase in any Group Purchase Limit pursuant to this Section 1.1(c)).”
(b)    Section 1.1 of the Agreement is hereby amended by renumbering the current subsection 1.1(c) as subsection 1.1(d).
(c)    Section 1.2 of the Agreement is hereby amended by deleting subsection (b) in its entirety and replacing it with the following:
“(b)    Delayed Purchases. Notwithstanding anything to the contrary in this Agreement, at any time after the Seller delivers a Purchase Notice pursuant to this Section 1.2 and prior to the date of the requested Purchase, any Managing Agent of a Delayed Funding Purchase Group may notify the Seller, the Servicer, and the Administrative Agent in writing (a “Delayed Purchase Notification”) of its intention to purchase all or any portion of its related Purchase Group Share of such Incremental Purchase (the “Delayed Purchase Price”) on the Delayed Purchase Date with respect to such Purchase Notice rather than on the requested date of such Incremental Purchase. In the event a Managing Agent of a Delayed Funding Purchase Group delivers a Delayed Purchase Notification: (i) the Seller may at any time prior to the Delayed Purchase Date rescind the Purchase Notice partially or in its entirety (and if partially, pro rata among the Purchase Groups in accordance with the terms of this Agreement), and (ii) the Seller may, in its sole discretion, upon notice to such Managing Agent and the Administrative Agent, require each Purchaser in such Managing Agent’s Purchase Group to assign and delegate, without recourse all of its interests, rights and obligations under this Agreement to an assignee in accordance with and subject to the restrictions contained in Section 12.4 of this Agreement. In the absence of a rescission by the Seller pursuant to clause (i) above, (A) the Committed Purchasers in the Purchase Groups which did not elect to defer the Incremental Purchase shall be obligated to fund their respective Purchase Group Shares of such Incremental Purchase on the applicable requested date of the Incremental Purchase as specified in the Purchase Notice and the Committed Purchasers in the Purchase Group which elected to defer the Incremental Purchase shall be obligated to fund the Delayed Purchase Price on the applicable Delayed Purchase Date and (B) the applicable Delayed Purchase Price shall not be taken into account in determining the Purchaser

Interest of any applicable Delayed Funding Purchase Group until such time as it has been funded other than for purposes of calculating such Delayed Funding Purchase Group’s available Group Purchase Limit. The Managing Agent of any Purchase Group that is not a Delayed Funding Purchase Group may elect to identify such Purchase Group as a Delayed Funding Purchase Group by providing 60 days’ prior written notice to the Seller, the Servicer, and the Administrative Agent of such election.”
(d)    Section 1.3 of the Agreement is hereby amended by deleting the third sentence thereof in its entirety and replacing it with the following:
“Each Aggregate Reduction shall be distributed ratably by the Administrative Agent to each Purchase Group based upon the Capital held by each Purchase Group, and shall be applied by each Managing Agent to the Capital of the Purchasers in such Managing Agent’s Purchase Group as directed by Seller (x) to the Capital of the Committed Purchasers in such Purchase Group ratably in accordance with the amount of Capital of such Committed Purchasers and/or (y) to the Capital of the Conduit Purchasers in such Purchase Group ratably in accordance with the Capital of such Conduit Purchasers.”
(e)    Section 1.4 of the Agreement is hereby amended by deleting the third sentence thereof in its entirety and replacing it with the following:
“Amounts payable to any Purchaser or L/C Issuer shall be paid to the Administrative Agent to an account specified by the Administrative Agent to Seller from time to time, and the Administrative Agent shall promptly forward such amounts to the Managing Agent for such Purchaser’s or L/C Issuer’s Purchase Group, for the account of such Purchaser or L/C Issuer, as applicable, at the account specified by such Managing Agent from time to time.”
(f)    Subsection 1.5(f)(i) of the Agreement is hereby amended by deleting the second and third sentences thereof in their entirety and replacing them with the following:
“Seller shall reimburse the applicable L/C Issuer, by paying to the Administrative Agent (and the Administrative Agent shall promptly forward such amounts to such L/C Issuer) in an amount equal to the amount paid by such L/C Issuer thereunder in respect of such drawing not later than (a) 2:00 p.m. (New York time) on the date on which such drawing is paid by such L/C Issuer (the “Drawing Date”), if Seller shall have received notice of such drawing prior to 11:00 a.m. (New York time) on such Drawing Date or (b) 11:00 a.m. (New York time) on the Business Day immediately following the Drawing Date (or the date on which Seller shall have received such notice), if Seller shall have received notice of such drawing after 11:00 a.m. (New York time) on the Drawing Date (or such other date). In the event Seller fails to reimburse the applicable L/C Issuer for the full amount of any drawing under any Letter of Credit by payment to the Administrative Agent as and when required in accordance with the immediately preceding sentence, then the Administrative Agent shall promptly notify each Managing Agent thereof, and Seller shall be deemed to have requested that an Incremental Purchase be made ratably by the Purchase Groups to be disbursed on the date of delivery of such notice with respect to such Letter of Credit in accordance with Section 1.2.”
SECTION 2.    Amendments to Article II.
(a)    Section 2.4 of the Agreement is hereby amended by deleting paragraphs “third” though “fifth” in their entirety and replacing them with the following:
“third, to the Administrative Agent, to be distributed to each Managing Agent for the benefit of the L/C Issuer in its Purchase Group, if any, in payment of all amounts due and owing to such L/C Issuer from a Defaulting Committed Purchaser as required under Section 1.5(n);
fourth, to the Administrative Agent, to be distributed to each Managing Agent, for the benefit of the Purchasers in its Purchase Group, in payment of all accrued and unpaid fees under the Fee Letter (including, the Commitment Fees and Undrawn L/C Fees), CP Costs, Fronting Fees, Other L/C Fees, Broken Funding Costs and Yield then due and payable, ratably in accordance with such amounts owed to such parties;
fifth, to the Administrative Agent, to be distributed to each Managing Agent, for the benefit of the Purchasers and L/C Issuer in its Purchase Group, in reduction of the Aggregate Capital and Reimbursement Obligations then due and payable, ratably in accordance with each Purchase Group Share;”
(b)    Section 2.6 of the Agreement is hereby amended by deleting the second sentence thereof in its entirety and replacing it with the following:
“If the aggregate of the Purchaser Interest of the Purchasers and L/C Issuers exceeds 100%, Seller shall pay within one (1) Business Day an amount to the Administrative Agent (and the Administrative Agent shall promptly forward the same to each Managing Agent, ratably based upon each such Purchase Group’s Capital which amounts shall be applied by each Managing Agent to the Capital of the Purchasers in such Managing Agent’s Purchase Group as directed by Seller (x) to the Capital of the Committed Purchasers in such Purchase Group ratably in accordance with the amount of Capital of such Committed Purchasers and/or (y) to the Capital of the Conduit Purchasers in such Purchase Group ratably in accordance with the Capital of such Conduit Purchasers) to be applied to reduce the Aggregate Capital such that after giving effect to such payment (and the application thereof to reduce the Aggregate Capital) the aggregate of the Purchaser Interest equals or is less than 100%.”
SECTION 3.    Amendments to Article V.

(a)    Section 5.1 of the Agreement is hereby amended by adding the following to the end of the final sentence of subsection (g):
“and provided, further, that no Monthly Report, Weekly Report or Daily Report furnished to the Administrative Agent will be deemed to have contained any material misstatement of fact, or to have omitted any material fact necessary to make statements therein, in light of circumstances under which they were made, not misleading, as of the date it is furnished if (i) the Seller subsequently amends, supplements or otherwise modifies such Monthly Report, Weekly Report or Daily Report to correct an unintentional error, omission, miscalculation or other inaccuracy contained therein, (ii) such amended, supplemented or otherwise modified Monthly Report, Weekly Report or Daily Report is furnished to the Administrative Agent as soon as reasonably practicable after (but in any event within ten (10) calendar days of) an Authorized Officer of the Seller’s actual knowledge of the related unintentional error, omission, miscalculation or other inaccuracy, and (iii) as so amended, supplemented or modified, such Monthly Report, Weekly Report or Daily Report does not result in a breach by Seller of the covenant contained in Section 7.2(e) or trigger an Amortization Event pursuant to Section 9.1(f) for any relevant period.”
(b)    Section 5.1 of the Agreement is hereby amended by deleting subsection (p) in its entirety and replacing it with the following:
“(p)    Investment Company Act; Volcker Rule. The Seller is neither (i) an “investment company” or a company “controlled by an investment company” within the meaning of the Investment Company Act of 1940, as amended, nor (ii) a “covered fund” under Section 13 of the U.S. Bank Holding Company Act of 1956, as amended, and the applicable rules and regulations thereunder. In determining that the Seller is not a covered fund, the Seller is entitled to rely on the exemption from the definition of “investment company” set forth in Section 3(c)(5) of the Investment Company Act of 1940, as amended.”
(c)    Section 5.1 of the Agreement is hereby amended by deleting subsection (cc) in its entirety and replacing it with the following:
“(cc)    Anti-Corruption Laws and Sanctions. (i) Such Seller Party has policies and procedures designed and implemented to promote, in its reasonable business judgment, compliance by such Seller Party, its Subsidiaries and their respective directors, officers, employees and agents (acting in their capacity as agents for such Seller Party or its Subsidiaries, as applicable) with Anti‑Corruption Laws and applicable Sanctions. Such Seller Party and its Subsidiaries and, to the knowledge of such Seller Party, their respective directors, officers, employees and agents, are in compliance with Anti‑Corruption Laws and applicable Sanctions in all material respects. None of (a) such Seller Party, any Subsidiary or, to the knowledge of such Seller Party, any of their respective directors, officers or employees, or (b) to the knowledge of such Seller Party, any agent of such Seller

Party or any Subsidiary that will act in any capacity in connection with or benefit from this Agreement, is a Sanctioned Person. No Purchase, Letter of Credit, use of proceeds or other transaction contemplated by this Agreement will violate Anti‑Corruption Laws or applicable Sanctions.”
SECTION 4.    Amendments to Article VII.
(a)    Section 7.1 of the Agreement is hereby amended by deleting subsection (l) in its entirety and replacing it with the following:
“(l)    Insurance. Seller will maintain in effect, or cause to be maintained in effect, at Seller’s expense, such casualty and liability insurance and self-insured retentions as Seller shall deem appropriate in its good faith business judgment, provided that Seller may satisfy the insurance requirements of this Section 7.1(l) by participating as an insured in Marathon’s corporate wide insurance program.”
(b)    Section 7.1 of the Agreement is hereby amended by inserting the following subsection (o) in the appropriate alphanumerical order:
“(o)    Anti-Corruption Laws and Sanctions. Such Seller Party will maintain in effect and enforce policies and procedures designed, in its reasonable business judgment, to ensure compliance by such Seller Party, its Subsidiaries and their respective directors, officers, employees and agents when acting in their capacity as such with Anti-Corruption Laws and applicable Sanctions”
(c)    Section 7.2 of the Agreement is hereby amended by inserting the following subsection (j) in the appropriate alphanumerical order:
“(j)    Anti-Corruption Laws and Sanctions. The Seller will not request any Purchase, and shall ensure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Purchase (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (B) for the purpose of funding or financing any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, in each case to the extent doing so would violate any applicable Sanctions, or (C) in any other manner that would result in liability to any party hereto under any applicable Sanctions or the violation of any Sanctions by any such Person.”
SECTION 5.    Amendments to Article IX.
(a)    Section 9.1 of the Agreement is hereby amended by deleting clause (iii) of subsection (f) in its entirety and replacing such clause (iii) with the following:

“(iii)    The average of the Dilution Ratios as of the end of such calendar month and the two preceding calendar months shall exceed 4.00%; or”
(b)    Section 9.1 of the Agreement is hereby amended by deleting subsection (m) in its entirety and replacing it with the following:
“(m)    Marathon shall fail to comply with the financial covenant set forth in Section 6.05 of the Revolving Credit Agreement as in effect from time to time.”
SECTION 6.    Amendments to Article XII. Section 12.1(a) of the Agreement is hereby amended by inserting the following as the final sentence:
“The Seller acknowledges that each Conduit Purchaser may assign a security interest in or pledge this Agreement and any rights such Conduit Purchaser may have hereunder to a Conduit Trustee for its commercial paper program to secure obligations of such Conduit Purchaser, in each case without notice to or consent of the Seller; provided, that no such assignment by any Conduit Purchaser shall relieve such Conduit Purchaser of any of its obligations hereunder.”
SECTION 7.    Amendments to Article XIV.
(a)    Section 14.5(a) of the Agreement is hereby amended by deleting subsection (g) in its entirety and replacing it with the following:
“(g) to the rating agencies, any commercial paper dealer, providers of credit enhancement or liquidity to any Conduit Purchaser, any equity investor in any Conduit Purchasers, and any Conduit Trustee,”
(b)    Article XIV of the Agreement is hereby amended by deleting Section 14.16 in its entirety and replacing it with the following:
“Section 14.16    PATRIOT Act. Each Committed Purchaser that is subject to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “PATRIOT Act”) hereby notifies the Seller Parties that pursuant to the requirements of the PATRIOT Act and the customer due diligence requirements for financial institutions of the Financial Crimes Enforcement Network (as published at 81 FR 29397, 31 CFR 1010, 1020, 1023, 1024, and 1026), it is required to obtain, verify and record information that identifies each Seller Party, which information includes the name and address of each Seller Party and other information that will allow each such Committed Purchaser to identify from time to time each Seller Party in accordance with the PATRIOT Act and the customer due diligence requirements for financial institutions of the Financial Crimes Enforcement Network.”

SECTION 8.    Amendments to Exhibit I.
(a)    The following new definitions are hereby inserted in Exhibit I to the Agreement in the appropriate alphabetical order:
“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Seller Parties or their respective Subsidiaries from time to time concerning or relating to bribery or corruption, including, without limitation, the Foreign Corrupt Practices Act of 1977, as amended, and any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions.
“Conduit Trustee” means, with respect to each Conduit Purchaser, the trustee or security trustee, if any, appointed under the program documents of such Conduit Purchaser, for the benefit of the holders of its Commercial Paper.
“Delayed Funding Purchase Group” means each Purchase Group, if any, that has identified itself as such by providing notice written to the Seller, the Servicer, and the Administrative Agent pursuant to Section 1.2(b).
“Delayed Purchase Price” has the meaning set forth in Section 1.2(b).
“Sanctioned Country” means, at any time, a country or territory which is the subject or target of any Sanctions.
“Sanctioned Person” means, at any time, (a) any Person currently the subject or the target of any Sanctions, including any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, and (b) any Person controlled by any such Person.
“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time (a) by the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. State Department, the U.S. Department of Commerce, or the U.S. Department of the Treasury or (b) by the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom.
(b)    The definition of “Alternate Base Rate” is hereby deleted in its entirety and replaced with the following:
“Alternate Base Rate” means for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%, and (c) the Adjusted LIBO Rate for a one month Tranche Period on such day (or if such day is not a Business

Day, the immediately preceding Business Day) plus 1%; provided that, for the avoidance of doubt, the Adjusted LIBO Rate for any day shall be based on the rate appearing on Reuters Screen LIBOR01 page on the Reuters Service (or such other page as may replace the LIBOR01 page on that service or such other service as may be nominated by the ICE Benchmark Administration (or the successor thereto if the ICE Benchmark Administration is no longer making LIBOR available), in each case, for the purpose of displaying London interbank offered rates of major banks) at approximately 11:00 a.m. London time on such day. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate, respectively.
(c)    The definition of “Group Purchase Limit” is hereby deleted in its entirety and replaced with the following:
“Group Purchase Limit” means, with respect to any Purchase Group, the amount set forth on Schedule A hereto (or in the Assignment Agreement pursuant to which such Purchase Group became party hereto) subject to assignment pursuant to Section 12.1, as such amount may be reduced in accordance with Section 1.1(b) or increased in accordance with Section 1.1(c).
(d)    The definition of “L/C Sublimit” is hereby amended by deleting the amount of “$1,250,000,000” therein, and by replacing it with the amount “$750,000,000”.
(e)    The definition of “LIBO Rate” is hereby deleted in its entirety and replaced with the following:
“LIBO Rate” means, with respect to any Capital for any Tranche Period, the greater of (i) 0.00% per annum and (ii) the rate appearing on Reuters Screen LIBOR01 page on the Reuters Service (or such other page as may replace the LIBOR01 page on that service or such other service as may be nominated by the ICE Benchmark Administration (or the successor thereto if the ICE Benchmark Administration is no longer making LIBOR available), in each case, for the purpose of displaying London interbank offered rates of major banks) at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Tranche Period, as the rate for dollar deposits with a maturity comparable to such Tranche Period. In the event that such rate is not available at such time for any reason, then the “LIBO Rate” with respect to such Capital for such Tranche Period shall be the greater of (i) 0.00% per annum and (ii) the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Tranche Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Tranche Period.

(f)    The definition of “Liquidity Termination Date” is hereby amended by deleting the date “December 16, 2016” therein, and by replacing it with the date “July 19, 2019”.
(g)    The definition of “Purchase Limit” is hereby deleted in its entirety and replaced with the following:
“Purchase Limit” means $750,000,000, adjusted as necessary to give effect to any reduction pursuant to Section 1.1(b) or any increase pursuant to Section 1.1(c).”
(h)    The definition of “Purchaser Interest” is hereby amended by deleting the final line of such definition and replacing it with the following:
“The Purchaser Interest shall be computed from time to time pursuant to Section 1.1(d) hereof.”
SECTION 9.    Amendment to Exhibit II-A. Exhibit II-A to the Agreement is hereby deleted in its entirety and replaced with a new Exhibit II-A in the form attached hereto.
SECTION 10.    Amendment to Schedule A. Schedule A to the Agreement is hereby deleted in its entirety and replaced with a new Schedule A in the form attached hereto.
SECTION 11.    Amendment to Schedule D. Schedule D to the Agreement is hereby amended by deleting information under and including the heading “Citibank Purchase Group” and replacing it with the following:
“Mizuho Purchase Group:
Managing Agent, Committed Purchaser & L/C Issuer:
Mizuho Bank, Ltd., Assignee
1251 Avenue of the Americas
New York, NY 10020
Attention: Raffi Dawson
Phone: (212) 282-3526”
SECTION 12.    Effectiveness. The amendments to the Agreement set forth in Section 1, Section 2, Section 3, Section 4, Section 5, Section 6, Section 7, Section 8, and Section 11 of this Amendment shall become effective as of the date hereof upon:

(i)	receipt by the Administrative Agent and each Managing Agents of counterparts of this Amendment, duly executed by each of the parties hereto;

(ii)	receipt by the Administrative Agent and each Managing Agent of duly executed copies of the Fee Letter;

(iii)	receipt by all relevant parties of the fees specified in the Fee Letter that are due and owing on the date hereof; and

(iv)	receipt by all relevant parties of reliance letters for legal opinions of the Seller’s counsel, each in form and substance reasonably acceptable to such parties.
SECTION 13.    Status of the Agreement. Except as expressly provided herein, all terms and conditions of the Agreement are ratified and shall remain unchanged and continue in full force and effect and are hereby ratified by the parties hereto. This Amendment shall not constitute a novation of the Agreement but shall constitute an amendment thereof. On and from the date hereof, references to the Agreement in any other agreement or document shall be deemed to include a reference to the Agreement, as amended hereby, whether or not reference is made to this Amendment.
SECTION 14.    Governing Law. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES).
SECTION 15.    Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 16.    Defined Terms. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

MPC TRADE RECEIVABLES COMPANY
LLC, as Seller

By:	/s/ Peter Gilgen
Name: Peter Gilgen Title: Vice President

MARATHON PETROLEUM COMPANY
LP, as Servicer

By:	MPC Investment LLC, its general partner

By:	/s/ Thomas Kaczynski
Name: Thomas Kaczynski Title: Vice President, Finance and Treasurer

[Signature Page to First Amendment to
Receivables Purchase Agreement (Marathon)]

VICTORY RECEIVABLES
CORPORATION, as a Conduit Purchaser

By:	/s/ David V. DeAngelis
Name: David V. DeAngelis Title: Vice President

THE BANK OF TOKYO-MITSUBISHI
UFJ, LTD., NEW YORK BRANCH, as a
Committed Purchaser

By:	/s/ Richard Gregory Hurst
Name: Richard Gregory Hurst Title: Managing Director

THE BANK OF TOKYO-MITSUBISHI
UFJ, LTD., NEW YORK BRANCH, as a
Managing Agent

By:	/s/ Richard Gregory Hurst
Name: Richard Gregory Hurst Title: Managing Director

THE BANK OF TOKYO-MITSUBISHI
UFJ, LTD., NEW YORK BRANCH, as a
Managing Agent

By:	/s/ Richard Gregory Hurst
Name: Richard Gregory Hurst Title: Managing Director

[Signature Page to First Amendment to
Receivables Purchase Agreement (Marathon)]

THE BANK OF TOKYO-MITSUBISHI
UFJ, LTD., NEW YORK BRANCH, as
Administrative Agent

By:	/s/ Richard Gregory Hurst
Name: Richard Gregory Hurst Title: Managing Director

[Signature Page to First Amendment to
Receivables Purchase Agreement (Marathon)]

FIFTH THIRD BANK, as a Committed
Purchaser, as a Managing Agent and as an
L/C Issuer

By:	/s/ Andrew D. Jones
Name: Andrew D. Jones Title: Director

[Signature Page to First Amendment to
Receivables Purchase Agreement (Marathon)]

MIZUHO BANK, LTD., as a Committed
Purchaser, as a Managing Agent and as an L/C
Issuer

By:	/s/ Leon Mo
Name: Leon Mo Title: Authorized Signatory

[Signature Page to First Amendment to
Receivables Purchase Agreement (Marathon)]

PNC BANK, NATIONAL ASSOCIATION,
as a Committed Purchaser, as a Managing
Agent and as an L/C Issuer

By:	/s/ Eric M. Bruno
Name: Eric M. Bruno Title: Senior Vice President

[Signature Page to First Amendment to
Receivables Purchase Agreement (Marathon)]

LIBERTY STREET FUNDING LLC as a
Conduit Purchaser

By:	/s/ John L. Fridlington
Name: John L. Fridlington Title: Vice President

THE BANK OF NOVA SCOTIA, as a
Committed Purchaser, as a Managing Agent
and as an L/C Issuer

By:	/s/ Paula J. Czach
Name: Paula J. Czach Title: Managing Director

[Signature Page to First Amendment to
Receivables Purchase Agreement (Marathon)]

WELLS FARGO BANK, N.A., as a
Committed Purchaser, as a Managing Agent
and as an L/C Issuer

By:	/s/ William P. Ruthowslo
Name: William P. Ruthowslo Title: Vice President

[Signature Page to First Amendment to
Receivables Purchase Agreement (Marathon)]

SCHEDULE A
PURCHASE GROUPS; COMMITMENTS; GROUP L/C SUBLIMITS; GROUP PURCHASE LIMITS

Purchase Group	Managing Agent	Conduit Purchaser(s)	Purchase Group Type	Committed Purchaser(s)	Commitment	L/C Issuer	Group L/C Sublimit	Group Purchase Limit
BTMU Purchase Group	The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch	Victory Receivables Corporation	Commercial Paper Purchase Group	The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch	$175,000,000	The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch	$175,000,000	$175,000,000
Fifth Third Purchase Group	Fifth Third Bank	N/A	Balance Sheet Purchase Group	Fifth Third Bank	$115,000,000	Fifth Third Bank	$115,000,000	$115,000,000
Mizuho Purchase Group	Mizuho Bank, Ltd.	N/A	Balance Sheet Purchase Group	Mizuho Bank, Ltd.	$115,000,000	Mizuho Bank, Ltd.	$115,000,000	$115,000,000
PNC Purchase Group	PNC Bank, National Association	N/A	Balance Sheet Purchase Group	PNC Bank, National Association	$115,000,000	PNC Bank, National Association	$115,000,000	$115,000,000
Scotiabank Purchase Group	The Bank of Nova Scotia	Liberty Street Funding LLC	Commercial Paper Purchase Group	The Bank of Nova Scotia	$115,000,000	The Bank of Nova Scotia	$115,000,000	$115,000,000
Wells Fargo Purchase Group	Wells Fargo Bank, N.A.	N/A	Balance Sheet Purchase Group	Wells Fargo Bank, N.A.	$115,000,000	Wells Fargo Bank, N.A.	$115,000,000	$115,000,000
			TOTALS		$750,000,000		$750,000,000	$750,000,000

S-A-1

EXHIBIT II-A

FORM OF PURCHASE NOTICE
[Date]

The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch,
as Administrative Agent
1251 Avenue of the Americas
New York, New York 10020
Re: PURCHASE NOTICE
Ladies and Gentlemen:
Reference is hereby made to the Receivables Purchase Agreement dated as of December 18, 2013, as amended by the First Amendment to Receivables Purchase Agreement, dated as of July 20, 2016, each by and among MPC Trade Receivables Company LLC, a Delaware limited liability company (“Seller”), Marathon Petroleum Company LP, a Delaware limited partnership, as Servicer, the entities from time to time party thereto as Conduit Purchasers, the entities from time to time party thereto as Committed Purchasers, the entities from time to time party thereto as Managing Agents and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as Administrative Agent (as further amended, restated, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Receivables Purchase Agreement.
The Administrative Agent and each Managing Agent is hereby notified of the following Incremental Purchase:

Purchase Price:	$________[1]
Date of Purchase:	________
Requested Interest Rate: ➢ Conduit Purchasers ➢ Balance Sheet Purchase Group	Commercial Paper Rate Adjusted LIBO Rate
Each Managing Agent should wire-transfer its related Purchase Group Share of the Purchase Price in immediately available funds on the above-specified date of purchase to:
MPC Trade Receivables Company LLC
4803183152
PNC Bank, National Association
500 First Avenue
Pittsburgh, PA 15219
041000124
[Reference: Peter Gilgen]
[Telephone advice to: Peter Gilgen @ tel. No. (419) 421-4051]

___________________________
[1] Must be at least $5,000,000.

Exh. II-A-1

Please advise Peter Gilgen at telephone no (419) 421-4051 if the Conduit Purchaser(s) in your Purchase Group will not be making this purchase.
In connection with the Incremental Purchase to be made on the above listed “Date of Purchase” (the “Purchase Date”), Seller hereby certifies that the following statements are true on the date hereof:
(i)    the representations and warranties set forth in Section 5.1 of the Receivables Purchase Agreement are true and correct in all material respects (except that the materiality standard in this clause (i) shall not apply to any such representation or warranty that is expressly qualified by a materiality standard or contains any carve-out or exception based on a Material Adverse Effect by its express terms) on and as of the date of this Purchase Notice (unless such representation or warranty refers to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date);
(ii)    no event has occurred and is continuing, or would result from the proposed Incremental Purchase, that will constitute an Amortization Event, and no event has occurred and is continuing, or would result from the proposed Incremental Purchase, that would constitute a Potential Amortization Event;
(iii)    (1) the Facility Termination Date has not occurred, (2) the Aggregate Capital plus the L/C Undrawn Amount does not exceed the Purchase Limit, (3) the L/C Obligations do not exceed the L/C Sublimit and (4) the Purchaser Interest does not exceed 100%; and
(iv)    the amount of Aggregate Capital is $_________ after giving effect to the Incremental Purchase to be made on the Purchase Date.
Sincerely,

MPC TRADE RECEIVABLES COMPANY LLC

By:
Name:
Title:

Exh. II-A-2